Microvast Appoints Zach Ward as President to Drive Ongoing U.S. Expansion

Stafford, TX – August 8, 2023 – Microvast Holdings, Inc. (NASDAQ: MVST) (“Microvast” or the “Company”), a technology innovator that designs, develops, and manufactures lithium-ion battery solutions, is excited to announce the promotion and appointment of Zach Ward as the new President of the organization. This leadership move marks a significant milestone in the company's journey toward continued expansion in the United States.

Yang Wu, Microvast’s Founder, Chairman and CEO, and Zach Ward, Microvast’s new President

“Since joining Microvast as the President of Microvast’s Energy Division, Ward has been instrumental in the growth of Microvast,” said Yang Wu, Microvast’s Founder, Chairman and Chief Executive Officer. “His passion and decades of management and industry experience have given him an unparalleled understanding of the opportunities and challenges Microvast faces. He has earned the respect of our organization, making him ideally suited to help lead the company and return value to our shareholders.”

Ward brings a wealth of experience to Microvast, having held senior leadership positions in energy and technology companies for over 20 years. He is recognized for his ability to foster collaboration, drive growth, and lead cross-functional teams toward achieving ambitious goals.

“I am truly honored to be part of the leadership team guiding Microvast at this exciting juncture in the company’s journey,” shared Zach Ward, Microvast’s new President. “This is a well-planned transition, and I look forward to working closely with Mr. Wu to build a strong and focused company to further advance our mission and achieve our objectives.”

As the new President, Ward will oversee various aspects of the company’s global day-to-day operations. His deep industry insights and forward-thinking approach will be invaluable as Microvast continues to expand in the U.S., drive advancements in battery technology, and contribute to the global transition toward electrification. “I am confident Ward’s leadership will help propel the company to new heights, foster continued growth both in the U.S. and globally, and serve our customers and shareholders well,” added Wu.

About Microvast

Microvast is a global leader in providing battery technologies for electric vehicles and energy storage solutions. With a legacy of over 17 years, Microvast has consistently delivered cutting-edge battery systems that empower a cleaner and more sustainable future. The company’s innovative approach and dedication to excellence have positioned it as a trusted partner for customers around the world. Microvast was founded in 2006 and is headquartered in Stafford, Texas. For more information, please visit www.microvast.com or follow us on LinkedIn or Twitter (@microvast).

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results; our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook,” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Microvast’s industry and market sizes, future opportunities for Microvast, and Microvast’s estimated future results. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic, and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

Contact:

Brooke Bentley

Vice President, Marketing & Communications

brooke.bentley@microvast.com

(970) 773-580

Rodney Worthen

Director of Investor Relations

ir@microvast.com